               	SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                           	Form 8-K


                          CURRENT REPORT


              	Pursuant to Section 13 or 15(d) of
             	the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 19, 2000



Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.
-----------   -----------------------------------    ------------------

1-11375	       	UNICOM CORPORATION	                  36-3961038
                (an Illinois corporation)
                37th Floor, 10 South Dearborn Street
                Post Office Box A-3005
                Chicago, Illinois 60690-3005
                312/394-7399


1-1839		        COMMONWEALTH EDISON COMPANY			       36-0938600
                (an Illinois corporation)
                37th Floor, 10 South Dearborn Street
                Post Office Box 767
                Chicago, Illinois 60690-0767
                312/394-4321








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Item 5.  Other Events.

On October 19, 2000, Unicom and PECO issued a news release announcing that they have received approval from the Securities and Exchange Commission to complete their merger to form Exelon Corporation. The two companies expect to complete their merger on October 20, 2000 and to begin trading as Exelon Corporation (NYSE: EXC) the morning of October 23 on the New York Stock Exchange. The news release is attached hereto as Exhibit-99 and is hereby incorporated by reference.












































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EXHIBIT INDEX

Exhibit
Number				Description of Exhibit


1. None

2. None

4.	None

16.	None

17.	None

20.	None

23.	None

24.	None

27.	None

99.	News release dated October 19, 2000 issued by Unicom
Corporation and PECO Energy.
























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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                            								UNICOM CORPORATION
                                       (Registrant)


Date: October 19, 2000	   	By:       Ruth Ann M. Gillis
                                    ----------------------
						                               Ruth Ann M. Gillis
 							                            Senior Vice President





                                COMMONWEALTH EDISON COMPANY
       				                           (Registrant)


Date: October 19, 2000	  	By:       Ruth Ann M. Gillis
                                  ----------------------
						                              Ruth Ann M. Gillis
 							                           Senior Vice President